                                                                 Exhibit 10.8(a)

                     Revised Schedule to Severance Agreement

Horace Mann Educators Corporation ("HMEC") entered into severance agreements with the following persons on the dates shown. These agreements are substantially identical to the one included as Exhibit 10.7 to HMEC's Annual Report on Form 10-K for the year ended December 31, 2001 except that (1) the multiple of the highest annual compensation received by the employee in the five preceding years used to determine a one-time cash payment is equal to the duration listed below and (2) the specified period during which such employee's insurance benefits would continue is equal to the duration below, and except as indicated in footnote (a).

Employee                      Duration         Agreement Date
---------------------         ---------        --------------

Louis G. Lower II (a)         3 years            02-01-2000

Ann M. Caparros               2.9 years          03-07-1994
Peter H. Heckman              2.9 years          04-10-2000
H. Albert Inkel               2.9 years          12-27-1991
Daniel M. Jensen              2.9 years          09-04-2001
Douglas W. Reynolds           2.9 years          11-12-2001

Paul D. Andrews               2 years            07-02-2001
Ronnie H. Byers               2 years            03-16-2000
Valerie A. Chrisman           2 years            12-27-1991
Bret A. Conklin               2 years            01-14-2002
Dwayne D. Hallman             2 years            01-21-2003
William S. Hinkle             2 years            07-19-1999
Deborah F. Kretchmar          2 years            06-17-2002
Ricky A. Renner               2 years            07-09-2001
Robert E. Rich                2 years            02-19-2001
Peter M. Titone               2 years            01-08-2001

----------
(a) HMEC entered into a severance agreement with Louis G. Lower II as set forth in the Lower Employment Agreement contained in Exhibit 10.12 to HMEC's Annual Report on Form 10-K for the year ended December 31, 1999.